TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-145655	HV-3739 – Group Variable Annuity Contracts

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Supplement dated March 11, 2021 to your Prospectus

FUND NAME CHANGE

AMERICAN CENTURY VP INCOME & GROWTH FUND

Effective on September 25, 2020, the American Century VP Income & Growth Fund was re-named the American Century VP Disciplined Core Value Fund.

As a result of the change, all references to the American Century VP Income & Growth Fund in your Prospectus was deleted and replaced with the American Century VP Disciplined Core Value Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.